
DESSERTS
BAKERY

Second Quarter Fiscal 2022 Results Conference Call

January 27, 2022

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words and may be identified by the context in which they are used. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10- K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Second Quarter Fiscal 2022 Results

Accelerating operational momentum

Sales exceeded $100 million for the second consecutive quarter; operating income benefited from improved sales volumes, price realization and cost discipline; continued execution on vertical market strategy

Strong organic and inorganic growth

Significant y/y growth in sales and profitability; Net sales +45% y/y; organic sales growth of 19% y/y; Adj. EBITDA +65% y/y; 67% y/y growth in adj. net income

Lighting Segment driven by price and volume growth

Lighting segment sales +27% y/y; significant increases in both project and distributor channels; benefited from a combination of y/y growth in both price and volume; stable margin profile, despite inflationary pressures

Display Solutions driven by JSI-related volume growth

Display Solutions segment sales +72% y/y and +7% on an organic basis; strong JSI-related volumes offset near-term softness in petroleum

Improved outlook supported by y/y growth in total backlog

Exiting F2Q22, backlog +30% vs. prior year; product availability initiative positioning LSI to capitalize on new, short lead-time opportunities; recent price increases to support margin expansion, moving forward

Balance sheet management supports sales growth initiatives

Targeted inventory investments impacted pace of debt reduction in F2Q22; net leverage of 2.8x at quarter-end; remain focused on de-leveraging balance sheet to under 2.0x

CONSOLIDATED F2Q22 FINANCIAL RESULTS

Y/Y Growth in Net Sales, Operating Income, Net Income and Adjusted EBITDA

- Broad-based sales growth across both Lighting and Display Solutions segments
- Volume recovery, price adjustments and cost discipline contributing to improved profitability
- Coordinated response to supply chain disruptions; increased investment in inventory to support product availability resulting in market share gains
- Price elasticity supported 91 bps y/y increase in Adj. EBITDA margin
- Commercial construction activity remains favorable; quoting and backlog increases vs. prior year

Total Net Sales ($M)



+45% y/y total growth
+19% y/y organic growth
$76.4
$111.1
F2Q21
F2Q22

Operating Income ($M)



+65% growth y/y
$2.7
$4.4
F2Q21
F2Q22

Net Income ($M)



Reported Net Income
Adjusted Net Income
$0.09 EPS
$0.15 EPS
$2.2
$2.5
$3.1
$4.2
F2Q21
F2Q22

Non-GAAP Adjusted EBITDA ($M)



Adjusted EBITDA Margin
+91 bps growth y/y to 7.6%
$5.1
$8.4
F2Q21
F2Q22

LIGHTING SEGMENT UPDATE

Improved Y/Y Growth in Revenue and Profitability Across Key Vertical Markets

- Lighting sales increased 27% y/y, supported by improved customer demand across major channels
- Product availability initiative creating actionable opportunities to secure short lead-time business
- Lighting generated Adj. EBITDA +62% y/y
- Selective price adjustments serving to partially offset raw materials cost inflation

Lighting Sales ($M)



$45.1
$51.3
$57.3
F2Q21
F1Q22
F2Q22

Lighting Adj. Gross Margin ($M)



30.4%
30.2%
29.5%
F2Q21
F1Q22
F2Q22

Lighting Adj. Operating Income ($M)



$2.2
$4.4
$4.7
F2Q21
F1Q22
F2Q22

Lighting Adj. EBITDA ($M)



$3.8
$5.9
$6.2
F2Q21
F1Q22
F2Q22

DISPLAY SOLUTIONS SEGMENT UPDATE

Performance Driven by Volume Growth in QSR, Retail and JSI Businesses

- Display Solutions sales increased 72% y/y, or 7%, excluding JSI acquisition
- QSR/retail digital signage and JSI grocery/c-store demand strength offset lower petroleum c-store graphics activity
- JSI awarded $17 million order from major, national grocery chain to provide 2,500 refrigerated displays in more than 800 stores
- Organic sales growth was volume-driven; price increases enacted in F2Q22 to benefit margin realization, going forward

Display Solutions Sales ($M)


+72% y/y total growth
+7% y/y organic growth
$31.3
$55.1
$53.9
F2Q21
F1Q22
F2Q22

Display Solutions Adj. Gross Margin ($M)


19.2%
16.4%
15.9%
F2Q21
F1Q22
F2Q22

Display Solutions Adj. Operating Income ($M)


$3.2
$3.8
$4.0
F2Q21
F1Q22
F2Q22

Display Solutions Adj. EBITDA ($M)


$3.5
$4.9
$5.0
F2Q21
F1Q22
F2Q22

DISCIPLINED WORKING CAPITAL MANAGEMENT

Higher Near-Term Working Capital Requirements Due to Planned Inventory Build

- Increased working capital a result of JSI acquisition, together with inventory build ahead of improved end-market demand
- Product availability initiative positioning LSI to capitalize on unmet demand
- Invested $4 million in new inventory during F2Q22 as countermeasure to unstable supply chain, ensuring uninterrupted product availability
- Inventory build critical in attaining F2Q22 sales level, while positioning us to address rising orders and backlog as we enter F3Q22

Total Working Capital ($M)


$50.9
$67.1
$63.8
$78.9
F1Q21, Excluding JSI
F1Q21, Including JSI
F2Q22, Excluding JSI
F2Q22, Including JSI

Total Inventory ($M)


$56.8
$67.9
$59.5
$72.0
F1Q21, Excluding JSI
F1Q21, Including JSI
F2Q22, Excluding JSI
F2Q22, Including JSI

INVENTORY INVESTMENT DRIVES COMMERICAL GROWTH

$13 Million Investment in Product Availability During First Half of Fiscal 2022

- Product availability initiative drove near-term inventory build; expect a reduction in working capital as supply chain performance stabilizes
- Planned, $13M inventory build during the first half fiscal 2022, positioning LSI to capture short-term lead-time opportunities
- Product availability focus has contributed to continued sales growth and improved backlog
- Pro-forma net debt to TTM Adjusted EBITDA was 2.8x at the end of F2Q22
- $14.3 million in cash and LOC availability at the end of F2Q22

Free Cash Flow Bridge - First Half Fiscal 2022 ($MM)



$8.2
($25.4)
($17.3)
Operating cash flow before change in WC
Change in WC and CAPEX
Free cash flow

Net Debt Outstanding ($M)



$75.7
$85.7
F1Q22
F2Q22

Total Cash and LOC Availability ($M)



LOC Availability
Cash Balance
$24.3
$14.3
F1Q22
F2Q22

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting and Display Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Exxon
Exxon
Synergy

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three and six months ended December 31, 2021 and 2020. Operating income, net income and earnings per share, which exclude the impact of stock compensation expense, acquisition costs, severance costs, and restructuring costs are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Net Debt and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Net Debt and Organic Net Sales.

Non-GAAP RECONCILIATION

LSI Industries	Q2 2021	Q1 2022	Q2 2022
Net Sales [a]	76,387	106,397	111,143
Operating Income	2,686	4,444	4,422
Acquisition costs	-	-	340
Restructuring costs (gains)	-	-	-
Severance costs	21	-	-
Stock compensation expense	397	556	1,130
Adjusted Operating Income [b]	**3,104**	**5,000**	**5,892**
Depreciation and amortization	1,990	2,563	2,538
Adjusted EBITDA [c]	**5,094**	**7,563**	**8,430**
Operating Margin % [b] / [a]	4.1%	4.7%	5.3%
Adjusted EBITDA Margin % [c] / [a]	6.7%	7.1%	7.6%

Lighting Segment	Q2 2021	Q1 2022	Q2 2022
Net Sales [a]	45,126	51,260	57,276
Operating Income	2,134	4,339	4,623
Restructuring costs (gains)	-	-	-
Severance costs	2	-	-
Stock compensation expense	71	63	123
Adjusted Operating Income	**2,207**	**4,402**	**4,746**
Depreciation and amortization	1,610	1,461	1,450
Adjusted EBITDA [b]	**3,817**	**5,863**	**6,196**
Adjusted EBITDA Margin % [b] / [a]	**8.5%**	**11.4%**	**10.8%**

Display Solutions Segment	Q2 2021	Q1 2022	Q2 2022
Net Sales [c]	31,261	55,137	53,867
Operating Income	3,143	3,749	3,837
Restructuring costs (gains)	-	-	-
Severance costs	13	-	-
Stock compensation expense	9	83	178
Adjusted Operating Income	**3,165**	**3,832**	**4,015**
Depreciation and amortization	304	1,031	1,016
Adjusted EBITDA [d]	**3,469**	**4,863**	**5,031**
Adjusted EBITDA Margin % [d] / [c]	**11.1%**	**8.8%**	**9.3%**

Corporate Segment	Q2 2021	Q1 2022	Q2 2022
Operating Loss	(2,591)	(3,644)	(4,038)
Acquisition costs	-	-	340
Restructuring costs (gains)	-	-	-
Severance costs	6	-	-
Stock compensation expense	317	410	829
Adjusted Operating Loss	**(2,268)**	**(3,234)**	**(2,869)**
Depreciation and amortization	76	71	72
Adjusted EBITDA	**(2,192)**	**(3,163)**	**(2,797)**

Non-GAAP RECONCILIATION

LSI Industries	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Debt	10,437	7,919	-	-	-	-	68,178	78,271	86,601
Less:									
Cash	1,248	820	3,517	9,463	13,584	23,528	2,282	2,570	914
Net Debt Outstanding	9,189	7,099	(3,517)	(9,463)	(13,584)	(23,528)	65,896	75,701	85,687

LSI Industries	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
Net cash flows (used in) provided by operating activities	6,359	14,544	(3,806)	12,613	7,639	5,778	11,217	3,375	(7,889)	(8,654)
Purchases of property, plant, and equipment	(355)	(764)	(419)	(1,201)	(405)	(475)	(637)	(716)	(297)	(448)
Proceeds from sale of assets	12,332	-	7,700	118	-	-	-	-	-	-
Free Cash Flow	**18,336**	**13,780**	**3,475**	**11,530**	**7,234**	**5,303**	**10,580**	**2,659**	**(8,186)**	**(9,102)**
TTM Free Cash Flow	**25,669**	**34,940**	**40,427**	**47,121**	**36,019**	**27,542**	**34,647**	**25,776**	**10,356**	**(4,049)**
Free Cash Flow, Excluding Asset Sales	**6,004**	**13,780**	**(4,225)**	**11,412**	**7,234**	**5,303**	**10,580**	**2,659**	**(8,186)**	**(9,102)**
TTM Free Cash Flow, Excluding Asset Sales	**13,337**	**22,608**	**20,395**	**26,971**	**28,201**	**19,724**	**34,529**	**25,776**	**10,356**	**(4,049)**

Non-GAAP RECONCILIATION

LSI Industries	Q2 2021	Q1 2022	Q2 2022
Net Sales [a]	76,387	106,397	111,143
Gross Margin	19,706	24,510	25,448
Severance costs	5	-	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin [b]	**19,711**	**24,510**	**25,448**
Adjusted Gross Margin % [b] / [a]	25.8%	23.0%	22.9%

Lighting Segment	Q2 2021	Q1 2022	Q2 2022
Net Sales [a]	45,126	51,260	57,276
Gross Margin	13,704	15,457	16,898
Severance costs	2	-	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin [b]	**13,706**	**15,457**	**16,898**
Adjusted Gross Margin % [b] / [a]	**30.4%**	**30.2%**	**29.5%**

Display Solutions Segment	Q2 2021	Q1 2022	Q2 2022
Net Sales [c]	31,261	55,137	53,867
Gross Margin	6,006	9,036	8,559
Severance costs	3	-	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin [b]	**6,009**	**9,036**	**8,559**
Adjusted Gross Margin % [b] / [a]	**19.2%**	**16.4%**	**15.9%**

Corporate Segment	Q2 2021	Q1 2022	Q2 2022
Gross Margin	(4)	17	(9)
Severance costs	-	-	-
Restructuring and plant closure costs (gains)	-	-	-
Adjusted Gross Margin	**(4)**	**17**	**(9)**

Non-GAAP RECONCILIATION

	Q2 2021		Q1 2022		Q2 2022	
		Diluted EPS		Diluted EPS		Diluted EPS
Net Income	$ 2,208	$ 0.08	$ 3,133	$ 0.11	$ 3,105	$ 0.11
Stock compensation expense	318	0.01	407	0.02	867	0.03
Acquisition costs	-	-	-	-	269	0.01
Severance costs	-	-	-	-	-	-
Restructuring and costs (gains)	17	-	-	-	-	-
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	-	-	-	-	-	-
Net Income Adjusted	$ 2,543	$ 0.09	$ 3,540	$ 0.13	$ 4,241	$ 0.15

Non-GAAP RECONCILIATION

	Q2 2021	Q2 2022	% Variance	YTD Q2 2021	YTD Q2 2022	% Variance
Lighting Segment	$ 45,126	$ 57,276	26.9%	$ 90,531	$ 108,536	19.9%
Display Solutions Segment	$ 31,261	$ 53,867	72.3%	$ 55,862	$ 109,004	95.1%
Total Net Sales	$ 76,387	$ 111,143	45.5%	$ 146,393	$ 217,540	48.6%
Less:						
JSI Store Fixtures	-	20,560		-	43,907	
Total Organic Net Sales	$ 76,387	$ 90,583	18.6%	$ 146,393	$ 173,633	18.6%

	Q2 2021	Q2 2022	% Variance	YTD Q2 2021	YTD Q2 2022	% Variance
Display Solutions Segment	$ 31,261	$ 53,867	72.3%	$ 55,862	$ 109,004	95.1%
Less:						
JSI Store Fixtures	-	20,560		-	43,907	
Total Display Solutions Segment Organic Net Sales	$ 31,261	$ 33,307	6.5%	$ 55,862	$ 65,097	16.5%

Non-GAAP RECONCILIATION

	Q1 2022	Q2 2022
Total consolidated current assets	$ 140,912	$ 146,643
Total consolidated current liabilities	$ 73,802	$ 67,791
Consolidated working capital	$ 67,110	$ 78,852
Less:		
JSI current assets	27,783	28,664
JSI current liabilities	11,594	13,579
Working capital excluding JSI	**$ 50,921**	**$ 63,767**

	Q1 2022	Q2 2022
Total consolidated inventory	$ 67,906	$ 71,954
Less:		
JSI inventory	11,130	12,483
Total inventory excluding JSI	**$ 56,776**	**$ 59,471**


VALLEY
ROOTS
VALLEY
PROUD

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please contact 720.778.2415

Thank you,

LSI Investor Relations